UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 5, 2014

Skinny Nutritional Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-51313

Nevada	88-0314792
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1211 Denbigh Lane Radnor, PA 19087
(Address and zip code of principal executive offices)

(610) 216-0057
(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

(a). Confirmation of Company’s Plan of Liquidation.

The information set forth in the Company’s Current Report on Form 8-K, dated March 27, 2014 is incorporated herein by reference.

On July 11, 2014, the United States Bankruptcy Court for the Eastern District of Pennsylvania entered an Order approving the Disclosure Statement (the “July 11 Order”) accompanying the Company’s Plan of Reorganization (the “Plan”) as containing adequate information to enable a hypothetical investor, typical of holders of Claims against or interests in the Company, to make an informed judgment about the Plan. On July 14, 2014, the Company served solicitation packages, including (i) the Plan; (ii) the Disclosure Statement; (iii) the July 11 Order; and (iv) voting materials including a Ballot entitling certain creditors to vote to accept or reject the Plan.

The deadline to cast a ballot accepting or rejecting the Plan was August 11, 2014 with the exception of the Class 3 claimant, United Capital Funding Corp. (“UCF”), which was granted an extension to cast its ballot until after the Company filed an agreed upon pre-confirmation Plan modification. On or about August 18, 2014, the Company filed limited modifications to the Plan pursuant to Federal Rule of Bankruptcy Procedure 3019. The Modification clarified certain releases to confirm that any release granted under the Company’s Plan would not discharge any personal guaranties of the UCF debt.

2

On August 20, 2014, the United States Bankruptcy Court for the Eastern District of Pennsylvania (the “Bankruptcy Court”) conducted a Confirmation Hearing on the Plan. On August 20, 2014, the Bankruptcy Court entered a Confirmation Order approving the Plan, titled: “First Amended Plan of Liquidation”. The Modifications are reflected in paragraphs 1 and 2 of the Confirmation Order. The Plan had been supported by the consent of taxing authorizes and general vendor creditors. A Liquidating Trustee, Michael H. Kaliner, Esquire has been appointed in order to complete the administration of the Company’s bankruptcy estate. The Liquidating Trustee will liquidate the Company’s remaining assets, which include two causes of action; one against Cliffstar LLC/Cott in the nature of a preference, and one against Vicky Brakl, a former Company employee. The Liquidating Trustee will endeavor to sell the Company’s corporate shell, but there are no guaranties as to the Liquidating Trustee’s ability to generate any moneys for the Company’s shell. Michael Salaman, the Company’s president has resigned as corporate president, though he presently remains on the board of the Company as its sole member pending the Effective Date of the Plan. Michael Salaman will resign as board member after the Effective Date.

Copies of (i) the Confirmation Order of the Bankruptcy Court, dated August 20, 2104, (ii) the Modifications to the First Amended Plan of Reorganization, and (ii) the First Amended Plan of Reorganization are attached to this Report as Exhibits 99.1 – 99.3, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Order of Bankruptcy Court confirming First Amended Plan of Liquidation

99.2	First Amended Plan of Reorganization

99.3	Modification to the First Amended Plan of Reorganization

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skinny Nutritional Corp.

	By:	/s/ Michael Salaman
	Name:	Michael Salaman
	Title:	Chief Executive Officer

Date: September 6, 2014

4